IntraLinks Announces Fourth Quarter and Full Year 2012 Results

NEW YORK, NY - February 21, 2013 - IntraLinks Holdings, Inc. (NYSE: IL), a leading, global technology provider of inter-enterprise content management and collaboration solutions, today announced results for its fourth quarter and full year 2012.

“The financial results for 2012 reflect the stability of our company as well as good momentum in our core strategic transactions business, where we continue to gain share,” said Ron Hovsepian, IntraLinks' President and CEO.  “We made significant progress that I believe will position us well for long-term growth. We strengthened our senior management team, and began to implement our strategy of leveraging the leadership position we have in our core business while investing in developing solutions that squarely address what we see as the unmet needs of the enterprise market for secure, beyond-the-firewall content collaboration.”

Fourth Quarter 2012

Total revenue was $57.4 million, compared to $52.9 million for the corresponding quarter last year.

•	Enterprise revenue was $24.2 million, compared to $23.5 million for the corresponding quarter last year.

•	M&A revenue was $26.2 million, compared to $20.9 million for the corresponding quarter last year.

•	DCM revenue was $7.0 million, compared to $8.5 million for the corresponding quarter last year.

GAAP gross margin was 73.1%, compared to 73.2% for the corresponding quarter last year. Non-GAAP gross margin was 76.8%, compared to 79.6% for the corresponding quarter last year.

GAAP operating loss was ($1.7) million, compared to operating income of $2.4 million for the corresponding quarter last year. Non-GAAP adjusted operating income was $6.2 million, compared to $11.5 million for the corresponding quarter last year.

GAAP net loss was ($1.5) million, compared to a GAAP net loss of ($2.5) million for the corresponding quarter last year. GAAP net loss per share for the fourth quarter was ($0.03) on the basis of 54.5 million shares outstanding. In the prior year comparable period, diluted GAAP net loss per share was ($0.05) on the basis of 54.1 million shares outstanding.

Non-GAAP adjusted net income was $3.2 million, compared to $5.7 million for the corresponding quarter last year. Non-GAAP adjusted net income per share was $0.06 on the basis of 55.1 million shares outstanding. In the corresponding quarter for the prior year, non-GAAP net income per share was $0.11 on the basis of 54.6 million shares outstanding.

Non-GAAP adjusted EBITDA was $11.2 million, compared to $16.1 million for the corresponding quarter last year.

Cash flow from operations was $14.0 million, compared to $19.6 million in the corresponding quarter last year.

Full Year 2012

Total revenue was $216.7 million, compared to $213.5 million in the prior year.

•	Enterprise revenue was $94.6 million, compared to $94.6 million last year

•	M&A revenue was $91.6 million, compared to $83.8 million last year

•	DCM revenue was $30.4 million, compared to $34.5 million last year

•	In the prior year, other revenue of $0.6 million came from an insurance recovery.

GAAP gross margin was 71.2%, compared to 73.6% for the corresponding quarter last year. Non-GAAP gross margin was 76.2%, compared to 79.9% in the prior year.

GAAP operating loss was ($22.3) million, compared to operating income of $8.9 million in the prior year. Non-GAAP adjusted operating income was $18.8 million, compared to $46.3 million in the prior year.

GAAP net loss was ($17.4) million, compared to a GAAP net loss of ($1.2) million in the prior year. GAAP net loss per share for the year was ($0.32) on the basis of 54.4 million shares outstanding. In the prior year comparable period, GAAP net loss per share was ($0.02) on the basis of 53.4 million shares outstanding.

Non-GAAP adjusted net income was $8.4 million, compared to $23.5 million last year. Non-GAAP adjusted net income per share was $0.15 on the basis of 54.9 million shares outstanding. In the corresponding period for the prior year, non-GAAP net income per share was $0.43 on the basis of 54.5 million shares outstanding. Shares outstanding for the prior period are on a pro forma basis, assuming that the 2011 follow-on offering of common stock occurred at the beginning of the period.

Non-GAAP adjusted EBITDA was $37.3 million, compared to non-GAAP adjusted EBITDA of $66.3 million in the prior year.

Cash flow from operations was $35.2 million, compared to $54.7 million in the prior year.

Deferred revenue on the balance sheet at December 31, 2012 was $40.7 million, compared to $40.3 million at the end of 2011.

Business Outlook:

Based on information available as of February 21, 2013, IntraLinks is providing guidance for 2013 as follows:

First Quarter 2013

Revenue: $50 million to $53 million
GAAP operating loss: ($5.0) million to ($7.0) million
Non-GAAP adjusted operating income: $1.0 million to $3.0 million
Non-GAAP adjusted EBITDA: $6.0 million to $8.0 million
GAAP net loss per share: ($0.07) to ($0.09)
Non-GAAP net income per share: $0.00 to $0.02

Full Year 2013

Revenue: $214 million to $224 million
GAAP operating loss: ($14.8) million to ($18.8) million
Non-GAAP adjusted operating income: $13.0 million to $17.0 million
Non-GAAP adjusted EBITDA: $33 million to $37 million
GAAP net loss per share: ($0.22) to ($0.26)
Non-GAAP net income per share: $0.10 to $0.14

Quarterly Conference Call

IntraLinks will host a conference call today at 5:00 p.m. Eastern Time (ET) to discuss the company's fourth quarter and full year 2012 financial results and other corporate developments. To access this call, dial 866-524-3160 (domestic) or 412-317-6760 (international). A passcode is not required. This presentation will also be webcast live on the investor relations section on the IntraLinks website at www.intralinks.com/ir.  In conjunction with this call, there will also be accompanying slides with supplemental information available at the same website location.

Following the conference call, a replay will be available until February 28, 2013, at 877-870-5176 (domestic) or 858-384-5517 (international). The passcode for the replay is 10023811. An archived webcast of this conference call will also be available on the investor relations section on the IntraLinks website at www.intralinks.com/ir.

About IntraLinks

IntraLinks Holdings, Inc. (IL) is a leading, global technology provider of inter-enterprise content management and collaboration solutions. The innovative Software-as-a-Service solutions of IntraLinks enable the exchange, control, and management of information between organizations securely and compliantly when working through the firewall. More than 2 million professionals at 800 of the Fortune 1000 companies depend on IntraLinks' experience. With a track record of enabling high-stakes transactions and business collaborations valued at more than $19 trillion, IntraLinks is a trusted provider of easy-to-use, enterprise strength, cloud-based collaboration solutions. For more information, visit www.intralinks.com.

Non-GAAP Financial Measures

The Press Release includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP” or “U.S. GAAP”), including non-GAAP gross profit and gross margin, non-GAAP adjusted operating income and margin, non-GAAP adjusted net income, non-GAAP adjusted net income per share, and non-GAAP adjusted EBITDA. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies.

Management defines its non-GAAP financial measures as follows:

•	Non-GAAP gross margin represents the corresponding GAAP measure adjusted to exclude (1) stock-based compensation expense, and (2) amortization of intangible assets.

•
Non-GAAP adjusted operating income represents the corresponding GAAP measure adjusted to exclude (1) stock-based compensation expense, (2) amortization of intangible assets, (3) impairment charges or asset write-offs, and (4) costs related to public stock offerings.

•
Non-GAAP adjusted net income represents the corresponding GAAP measure adjusted to exclude (1) stock-based compensation expense, (2) amortization of intangible assets, (3) impairment charges or asset write-offs, (4) costs related to debt repayments, and (5) costs related to public stock offerings.  Non-GAAP adjusted net income is calculated using an estimated long-term effective tax rate.

•	Non-GAAP net income per share represents non-GAAP adjusted net income defined above divided by shares outstanding.

•
Non-GAAP adjusted EBITDA represents net income (loss) adjusted to exclude (1) interest expense, (2) income tax provision (benefit), (3) depreciation and amortization, (4) amortization of intangible assets, (5) stock-based compensation expense, (6) amortization of debt issuance costs, (7) other expense (income), (8) net impairment charges or asset write-offs, and (9) costs related to public stock offerings.

•	Free cash flow represents cash flow from operations less capital expenditures.

Management believes that these non-GAAP financial measures, when viewed with our results under U.S. GAAP and the accompanying reconciliations, provide useful information about our period-over-period growth and provide additional information that is useful for evaluating our operating performance and manage the cash needs of our business.  Additionally, management believes that these non-GAAP financial measures provide a more meaningful comparison of our operating results against those of other companies in our industry, as well as on a period-to-period basis, because these measures exclude items that are not representative of our operating performance, such as amortization of intangible assets, interest expense and fair value adjustments to the interest rate swap. Management believes that including these costs in our results of operations results in a lack of comparability between our operating results and those of our peers in the industry, the majority of which are not highly leveraged and do not have comparable amortization costs related to intangible assets. However, non-GAAP gross margin, non-GAAP adjusted operating income, non-GAAP adjusted net income, non-GAAP adjusted net income per share and non-GAAP adjusted EBITDA are not measures of financial performance under U.S. GAAP and, accordingly, should not be considered as alternatives to gross margin, operating income, net income (loss), and cash flows provided by operations as indicators of operating performance.

A reconciliation of GAAP to Non-GAAP financial measures has been provided in the financial statement tables included in the Press Release.

Forward Looking Statements

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This press release contains express or implied forward-looking statements that are not based on historical information relating to, among other things, expectations and assumptions concerning management's forecast of financial performance, future business growth, and management's plans, objectives, and strategies. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things:  the uncertainty of our future profitability; our ability to sustain positive cash flow; periodic fluctuations in our operating results; risks related to our substantial debt balances; our ability to maintain the security and integrity of our systems; our ability to increase our penetration in our principal existing markets and expand into additional markets; our dependence on the volume of financial and strategic business transactions; our dependence on customer referrals; our ability to maintain and expand our direct sales capabilities; our ability to develop and maintain strategic relationships to sell and deliver our solutions; customer renewal rates; our ability to maintain the compatibility of our services with third-party applications; competition and our ability to maintain our average sales prices; our ability to adapt to changing technologies; interruptions or delays in our service; international risks; our ability to protect our intellectual property; costs of being a public company; and risks related to changes in laws, regulations or governmental policy including tax regulations. Further information on these and other factors that could affect our financial results is contained in our public filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our Annual Report on Form 10-K for the year-ended December 31, 2011 and subsequent reports. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

IntraLinks undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise.

"IntraLinks" and the IntraLinks logo are registered trademarks of IntraLinks, Inc. © 2013. All rights reserved.

Investor Contact:
David Roy
IntraLinks Holdings, Inc.
212-342-7690
droy@intralinks.com

Media Contact:
Ian Bruce
IntraLinks Holdings, Inc.
(Cell) 508-574-2016
ibruce@intralinks.com

IntraLinks Holdings, Inc.
Consolidated Balance Sheets
(In Thousands, Except Share and per Share Data)
(unaudited)

	December 31, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$43,798	$46,694
Accounts receivable, net of allowances of $2,927 and $2,149, respectively	37,667	38,895
Investments	31,549	36,120
Deferred taxes	7,469	12,711
Prepaid expenses	5,474	4,238
Other current assets	3,518	4,567
Total current assets	129,475	143,225
Fixed assets, net	10,645	7,635
Capitalized software, net	26,295	30,287
Goodwill	215,478	215,478
Other intangibles, net	106,750	132,233
Other assets	1,111	1,483
Total assets	$489,754	$530,341
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and other current liabilities	$25,801	$24,780
Deferred revenue	40,719	40,309
Total current liabilities	66,520	65,089
Long term debt	75,238	91,164
Deferred taxes	21,135	39,384
Other long term liabilities	4,809	2,874
Total liabilities	167,702	198,511
Stockholders' equity:
Undesignated Preferred Stock, $0.001 par value; 10,000,000 shares authorized; 0 shares issued and outstanding as December 31, 2012 and 2011	—	—
Common Stock, $0.001 par value; 300,000,000 shares authorized; 55,486,651 and 54,248,178 shares issued and outstanding as of December 31, 2012 and 2011, respectively	55	54
Additional paid-in capital	419,618	411,781
Accumulated deficit	(97,436)	(80,056)
Accumulated other comprehensive (loss) income	(185)	51
Total stockholders' equity	322,052	331,830
Total liabilities and stockholders' equity	$489,754	$530,341

IntraLinks Holdings, Inc.
Consolidated Statements of Operations
(In Thousands, Except Share and per Share Data)
(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2012	2011	2012	2011
Revenue	$57,364	$52,935	$216,667	$212,890
Other Revenue	—	—	—	614
Total Revenue	57,364	52,935	216,667	213,504
Cost of revenue	15,419	14,193	62,354	56,385
Gross profit	41,945	38,742	154,313	157,119
Operating expenses:
Product development	6,019	3,888	21,092	18,579
Sales and marketing	25,539	21,411	96,198	88,872
General and administrative	11,796	11,073	50,608	40,808
Impairment of capitalized software	338	—	8,715	—
Total operating expenses	43,692	36,372	176,613	148,259
(Loss) income from operations	(1,747)	2,370	(22,300)	8,860
Interest expense	1,190	2,498	6,435	10,645
Amortization of debt issuance costs	149	214	740	1,369
Other (income), net	(392)	(576)	(1,870)	(3,123)
Net (loss) income before income tax	(2,694)	234	(27,605)	(31)
Income tax (benefit) expense	(1,185)	2,731	(10,225)	1,212
Net (loss)	$(1,509)	$(2,497)	$(17,380)	$(1,243)
Net (loss) per common share
Basic	$(0.03)	$(0.05)	$(0.32)	$(0.02)
Diluted	$(0.03)	$(0.05)	$(0.32)	$(0.02)
Weighted average number of shares used in calculating net (loss) per share
Basic	54,533,774	54,096,215	54,352,536	53,381,655
Diluted	54,533,774	54,096,215	54,352,536	53,381,655

IntraLinks Holdings, Inc.
Consolidated Statements of Cash Flows
(In Thousands)
(unaudited)

	Years Ended December 31,
	2012	2011
Net (loss)	$(17,380)	$(1,243)
Adjustments to reconcile net (loss) to net cash provided by operating activities:
Depreciation and amortization	18,567	19,999
Stock-based compensation expense	6,561	8,708
Amortization of intangible assets	25,774	28,630
Amortization of deferred costs	1,808	1,472
Provision for bad debts and customer credits	1,713	931
Loss on disposal of fixed assets	15	228
Impairment of capitalized software	8,715	—
Change in deferred taxes	(13,007)	(1,166)
Gain on interest rate swap	(1,455)	(4,193)
Currency remeasurement loss (gain)	388	(318)
Changes in operating assets and liabilities:
Accounts receivable	(690)	(2,692)
Prepaid expenses and other current assets	(1,213)	(1,804)
Other assets	340	1,092
Accounts payable and other liabilities	4,303	2,693
Deferred revenue	747	2,389
Net cash provided by operating activities	$35,186	$54,726
Cash flows from investing activities:
Business acquisition	(300)	—
Capital expenditures	(6,174)	(5,115)
Reimbursable leasehold improvements	(1,840)	—
Capitalized software development costs	(18,013)	(18,718)
Purchase of short-term investments	(37,445)	(40,120)
Maturity of short-term investments	41,220	4,000
Net cash used in investing activities	$(22,552)	$(59,953)
Cash flows from financing activities:
Proceeds from exercise of stock options	481	1,374
Proceeds from issuance of common stock	795	1,251
Offering costs paid in connection with follow-on offerings	—	(516)
Proceeds from follow-on offering, net of underwriting discounts and commissions	—	35,003
Repayments of outstanding financing arrangements	(641)	—
Repayments of outstanding principal on long-term debt	(15,861)	(35,657)
Net cash (used in) provided by financing activities	$(15,226)	$1,455
Effect of foreign exchange rate changes on cash and cash equivalents	(304)	(1)
Net (decrease) in cash and cash equivalents	(2,896)	(3,773)
Cash and cash equivalents at beginning of period	46,694	50,467
Cash and cash equivalents at end of period	$43,798	$46,694

IntraLinks Holdings, Inc.
Reconciliation of Non-GAAP to GAAP Financial Measures
(In Thousands, Except Share and per Share Data)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Gross profit	$41,945	$38,742	$154,313	$157,119
Gross margin	73.1%	73.2%	71.2%	73.6%
Cost of revenue – stock-based compensation expense	124	92	445	310
Cost of revenue – amortization of intangible assets	1,986	3,309	10,369	13,237
Non-GAAP Gross profit	$44,055	$42,143	$165,127	$170,666
Non-GAAP Gross margin	76.8%	79.6%	76.2%	79.9%

(Loss ) Income from operations	$(1,747)	$2,370	$(22,300)	$8,860
Stock-based compensation expense	1,729	1,943	6,561	8,708
Amortization of intangible assets	5,846	7,158	25,774	28,630
Impairment on capitalized software	338	—	8,715	—
Costs related to public stock offerings	—	—	—	57
Non-GAAP adjusted Operating income	$6,166	$11,471	$18,750	$46,255

Net (loss ) income before income tax	$(2,694)	$234	$(27,605)	$(31)
Stock-based compensation expense	1,729	1,943	6,561	8,708
Amortization of intangible assets	5,846	7,158	25,774	28,630
Impairment on capitalized software	338	—	8,715	—
Costs related to public stock offerings	—	—	—	57
Costs related to debt repayments	—	—	47	—
Non-GAAP adjusted Net Income before tax	5,219	9,335	13,492	37,364
Non-GAAP Income tax expense	1,983	3,594	5,127	13,825
Non-GAAP adjusted Net income	$3,236	$5,741	$8,365	$23,539

Net (loss)	$(1,509)	$(2,497)	$(17,380)	$(1,243)
Interest expense	1,190	2,498	6,435	10,645
Income tax (benefit) expense	(1,185)	2,731	(10,225)	1,212
Depreciation and amortization	5,065	4,598	18,567	19,999
Amortization of intangible assets	5,846	7,158	25,774	28,630
Stock-based compensation expense	1,729	1,943	6,561	8,708
Impairment on capitalized software	338	—	8,715	—
Amortization of debt issuance costs	149	214	740	1,369
Other (income), net	(392)	(576)	(1,870)	(3,123)
Costs related to public stock offerings	—	—	—	57
Non-GAAP adjusted EBITDA	$11,231	$16,069	$37,317	$66,254
Non-GAAP adjusted EBITDA margin	19.6%	30.4%	17.2%	31.0%

Cash flow provided by operations	$14,004	$19,611	$35,186	$54,726
Capital expenditures	(4,469)	(4,900)	(26,027)	(23,833)
Free cash flow	$9,535	$14,711	$9,159	$30,893

IntraLinks Holdings, Inc.
Reconciliation of Non-GAAP to GAAP Financial Measures - Guidance
(In Thousands)
(unaudited)

	Three Months Ending March 31, 2013	Year Ending December 31, 2013
Gross profit	$35,503	$155,778
Gross margin	68.9%	71.1%
Cost of revenue - stock-based compensation expense	146	569
Cost of revenue - amortization of intangible assets	2,351	9,405
Non-GAAP gross profit	$38,000	$165,752
Non-GAAP gross margin	73.8%	75.7%

Loss from operations	(6,000)	(16,800)
Stock-based compensation expense	2,156	8,382
Amortization of intangible assets	5,844	23,377
Non-GAAP adjusted operating income	$2,000	$14,959

Net loss before income tax	$(7,152)	$(21,202)
Stock-based compensation expense	2,156	8,382
Amortization of intangible assets	5,844	23,377
Non-GAAP adjusted net income before tax	848	10,557
Non-GAAP income tax expense	322	4,012
Non-GAAP adjusted net income	$526	$6,545

Net loss	$(4,219)	$(13,958)
Interest expense	1,141	4,610
Income tax benefit	(2,718)	(8,057)
Depreciation and amortization	4,774	20,814
Amortization of intangible assets	5,844	23,377
Stock-based compensation expense	2,156	8,382
Amortization of debt issuance costs	112	192
Other (income), net	(90)	(360)
Non-GAAP adjusted EBITDA	$7,000	$35,000
Non-GAAP adjusted EBITDA margin	13.6%	16.0%

Note: All forward-looking figures presented in this table are stated at the mid-point of the estimated range.